UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 20, 2018

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct, NE Marietta, GA	30062
(Address of principal executive offices)	(Zip Code)

(770) 651-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 20, 2018, MiMedx Group, Inc. (the “Company”) announced that a Nasdaq Hearings Panel (the “Panel”) granted the Company’s request for continued listing of the Company’s common stock on The Nasdaq Capital Market (“Nasdaq”) pursuant to an extension through February 25, 2019, subject to the condition that the Company regain compliance with its Securities and Exchange Commission (“SEC”) reporting obligations and Nasdaq listing rules by February 25, 2019 and provide the Panel with certain interim progress reports. If the Company does not regain compliance with its SEC reporting obligations and Nasdaq listing rules by February 25, 2019 or, based on the Company’s interim progress reports, the Panel reconsiders the extension before then, Nasdaq will suspend trading in the Company’s common stock.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Item 7.01 includes forward-looking statements, including statements regarding continued Nasdaq listing. Forward-looking statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” “would” and similar expressions and are based on management’s current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements.

Actual results may differ materially from those set forth in the forward-looking statements as a result of various factors, including, without limitation, uncertainties relating to the ability of the Company to cure any delinquencies in compliance with SEC reporting obligations and Nasdaq listing rules. There can be no assurance that the Company’s plans to exercise diligent efforts to maintain the listing of its common stock on Nasdaq will be successful. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K, and except as required by law, the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

99.1	MiMedx Group, Inc. Press Release, dated September 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: September 20, 2018	By:	/s/ Edward Borkowski
Edward Borkowski EVP & Interim Chief Financial Officer